UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

AMERIPRISE FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1099 Ameriprise Financial Center Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 671-3131

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $.01 per share)	AMP	The New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 9, 2026, Ameriprise Financial, Inc. (the “Company”) issued $300,000,000 aggregate principal amount of its 4.800% Senior Notes due 2031 (the “2031 Notes”) and $450,000,000 aggregate principal amount of its 5.350% Senior Notes due 2036 (the “2036 Notes” and, together with the 2031 Notes, the “Notes”). The Notes were sold pursuant to the Underwriting Agreement (the “Underwriting Agreement”) that the Company entered into on June 4, 2026 with BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”). The Notes were offered pursuant to the prospectus supplement dated June 4, 2026, to the prospectus dated February 23, 2024, each filed with the Securities and Exchange Commission (the “Commission”) as part of the Company’s registration statement on Form S-3 (Registration No. 333-277307) (the “Registration Statement”).

The following documents relating to the Notes are filed herewith as exhibits and incorporated by reference into this Form 8-K and the Registration Statement: (i) the Underwriting Agreement, (ii) the forms of the Notes and (iii) the opinion of Faegre Drinker Biddle & Reath LLP.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated June 4, 2026, among the Company and BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters.

Exhibit 4.1	Form of 4.800% Senior Note due 2031.

Exhibit 4.2	Form of 5.350% Senior Note due 2036.

Exhibit 5.1	Opinion of Faegre Drinker Biddle & Reath LLP.

Exhibit 23.1	Consent of Faegre Drinker Biddle & Reath LLP. (included as part of Exhibit 5.1).

Exhibit 104	Cover page (embedded within the Inline eXtensible Business Reporting Language)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIPRISE FINANCIAL, INC. (Registrant)

Date: June 9, 2026	By:	/s/ Shweta Jhanji
	Name:	Shweta Jhanji
	Title:	Senior Vice President and Treasurer